UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  January  13,  2005

                            GULF COAST OIL & GAS INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    000-32747             98-0218688
----------------------------       --------------     ---------------------
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)               File Number)      Identification No.)

   One Penn Plaza, Suite 3600, 250 West 34th Street, New York, New York 10119
   --------------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

Registrant's  telephone  number,  including  area  code  (212)  849-6849

                         Otish Mountain Diamond Company
                        ---------------------------------
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  8.01     OTHER  EVENTS.

On January 13, 2004, the Registrant filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State to change its name to Gulf Coast Oil & Gas Inc. As a result of the name change, the Company's trading symbol changed from "OMDC" to "GCOG," effective January 27, 2005.

A proposal for the amendment was disclosed in a definitive information statement that was filed with the Commission and mailed to shareholders of record as of October 27, 2004 (the "Record Date"). Of the 38,041,811 shares of the Company's common stock outstanding as of the Record Date, shareholders representing 20,584,000 shares (or 54.1%) gave their signed written consent approving the name change.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.

      Exhibit  No.   Description
     ------------    -----------

     3.1(1)          Certificate  of  Amendment  to  Articles  of  Incorporation

     (1) Filed as Exhibit 3 to the Form 8-K filed with the Commission on January 19, 2005, and incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF  COAST  OIL  &  GAS  INC.

By:  /s/Massimiliano  Pozzoni
     ------------------------
       Massimiliano  Pozzoni
       Chief  Executive  Officer

Dated:  January  27,  2005

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